UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 7, 2008

ARKADOS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Old New Brunswick Road, Suite 202
Piscataway, NJ  08854
(Address of Principal Executive Offices)

(732) 465-9300
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Item 1.01.  Entry into a Material Definitive Agreement.

On August 7, 2008, we entered into a Waiver, Amendment and Exchange Agreement (the “Amendment”) with the holders (the “Consenting Holders”) of 96% of $11,383,260.61 issued principal amount of 6% secured convertible debentures due December 28, 2008 (the “Debentures”). The Amendment makes material changes to the Securities Purchase Agreements, 6% Secured Convertible Debentures due December 28, 2008 (“Debentures”) and other ancillary documents we executed in connection with the sale of the Debentures.  The Form of Waiver and Amendment Agreement dated August 7, 2008 is filed with this report as Exhibit 99.1.

The material changes made in the Amendment, at our request to facilitate the private placement of equity securities to support our operations reported in Item 3.02 below, are:

•
The due date of the debentures is extended six months to June 28, 2009, and will be extended another six months to December 28, 2009 if we raise equity financing, in the aggregate of more than $2,000,000 by the maturity date of the Debentures, as amended.

•	Interest due on the debentures will be added on each semi-annual payment date to principal until maturity.

•
The holders of the Debentures and related Warrants waived the right of first refusal and any anti-dilution adjustments with respect financing of up to $3,000,000 at no less than $0.25 per share and 50% warrant coverage completed on or before October 31, 2008.

•	The holders of the Debentures waived pre-emptive rights with respect to such equity financing;

We further agreed in the Amendment to exchange new debentures (the “New Debentures”), having identical rights and terms as the Debentures (except they are convertible into shares of our common stock at the rate of $0.25 rather than $0.85) for 25% of the outstanding principal amount ($2,845,815.26) of the outstanding Debentures.  We also agreed to exchange 2,332,132 new warrants (the “New Warrants”) exercisable at $0.25 per share for 25% of the outstanding warrants issued with the Debentures which have an exercise price of $0.85.  The new warrant have identical terms as the warrants being surrendered, except the exercise price is $0.25 and the warrants may only be exercised for cash until December 1, 2008.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the issuance of $2,722,780.17 principal amount of New Debentures and 2,230,925 New Warrants to the Consenting Holders.  We will issue up to an additional $123,035.09 principal amount of New Debentures and 101,207 New Warrants to any holders that join in the Amendment after the filing of this report.

The New Debentures bear interest at the rate of 6% per annum, payable at maturity and compounded semi-annually and are convertible at any time at the option of the holder into shares of our common stock at a price of $0.25 per share, subject to adjustment as set forth therein. The debenture and warrants described below must be redeemed by us at a premium if we agree to sell all of the Company’s assets to a third party for cash and cash equivalents.

Upon the occurrence of certain events of default defined in the Debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable.  In connection with the issuance of the 6% debentures, we entered into a security agreement, as amended, granting the holders of the Debentures a security interest in our assets to secure our obligations under the debentures. Obligations under the Debentures are guaranteed by Arkados, Inc. and Arkados Wireless Technologies, Inc. our active wholly-owned subsidiaries.

The form of New Debenture and New Warrants are filed with this report as Exhibits 4.1 and 4.2, respectively.

On August 7, 2008, we issued 1,690.080 units each consisting of two shares of our common stock and one warrant to 18 accredited investors for aggregate consideration of $845,038.47.  Of this consideration, $762,593.66 was cash or cash advances incurred after April 15, 2008 and the balance was in exchange for prior obligations for borrowed money and other accounts payable.

The warrants are exercisable until June 30. 2013 and entitle the holder to acquire one additional share of our common stock for $0.25 per share.

We issued the shares of common stock and warrants in reliance on Rule 506 of Regulation D, Section 4(2) and 4(11) of the Act for privately placed securities issued to accredited investors.  No broker dealer was engaged for the offering and we did not pay any commissions in connection with the sale of these securities.

The form of warrant issued in the private placement is filed as Exhibit 4.3 to this report.

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosure provided in Items 1.01 and 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms of issuance of the New Debentures and New Warrants to the Consenting Holders. Each of the Consenting Holders represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the issuance. We issued the New Debentures and New Warrants in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Act”), set forth in Section 3(a)(9) thereof for securities issued solely in exchange for other securities of an issuer.

On August 7, 2008, we issued 1,690.080 units each consisting of two shares of our common stock and one warrant to 18 accredited investors for aggregate consideration of $845,038.47.  Of this consideration $762,593.66 was cash or cash advances incurred after April 15, 2008 and the balance was in exchange for prior obligations for borrowed money and other accounts payable.

The warrants are exercisable until June 30. 2013 and entitle the holder to acquire one additional share of our common stock for $0.25 per share.

We issued the shares of common stock and warrants in reliance on Rule 506 of Regulation D, Section 4(2) and 4(11) of the Act for privately placed securities issued to accredited investors.  No broker dealer was engaged for the offering and we did not pay any commissions in connection with the sale of these securities.

The form of warrant issued in the private placement is filed as Exhibit 4.3 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

4.1	Form of 6% Secured Convertible Debenture due June 28, 2009, as amended August 7, 2008 (convertible at $0.25).

4.2	Form of New Warrant exercisable at $0.25 per share.

4.3	Form of warrant exercisable at $0.25 per share until June 30, 2013

99.1	Waiver and Amendment Agreement dated April 2, 2008 between Arkados Group, Inc., and certain holders of Arkados Group, Inc. 6% secured convertible debentures due December 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKADOS GROUP, INC.

Date: August 11, 2008	By:	/s/ Barbara Kane-Burke
Barbara Kane-Burke
Chief Financing Officer